UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2015

BUTLER NATIONAL CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Kansas
 (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Exhibit 99	Press Release by Butler National Corporation Announcing Agreement With Bally Gaming.

On February 3, 2015 Butler National Corporation issued a press release announcing that an agreement had been reached with Bally Gaming, Inc. regarding Bally's outstanding judgment. See attached Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
February 3, 2015 Date	s/s Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
February 3, 2015 Date	s/s Craig D. Stewart Craig D. Stewart (Chief Financial Officer)